2009 Annual Shareholder Meeting


PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

PremierWest® BANCORP

Welcome Shareholders

Introductions

PremierWest BANCORP

Experienced Executive Management Team

Officer	Position	Prior Experience	Years of Banking Experience
Jim Ford	President & CEO	Bank of the West, Union Safe Deposit Bank, First Interstate Bank	29 years
John Anhorn	Chairman of Bank	Western Bank, First Interstate Bank	45 years
Richard Hieb	EVP, Chief Operating Officer	Western Bank, Idaho First National Bank	45 years
Tom Anderson	EVP, Chief Admin Officer	Valley of the Rogue Bank, Bank of America	37 years
Joe Danelson	EVP, Chief Banking Officer	US Bank	26 years
Jim Earley	EVP, Chief Credit Officer	Wells Fargo Bank, U.S. Bank, Bank Examiner	25 years
Michael Fowler	EVP, Chief Financial Officer	First Interstate Bank, Pacific West Bank	10 years
Ken Wells	SVP, Marketing Director	---------	1 year

Management's Report

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC including our annual report on Form 10-K/A for the year ended December 31, 2008 and our quarterly report on Form 10-Q/A for the period ended March 31, 2009 describe additional factors.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

Net Income / Loan Loss Provision



(Amounts in 000's)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
$9,108
$800
$13,189
$150
$14,648
$800
$15,102
$686
-$7,539
$36,500
-$3,607
$10,700
2004
2005
2006
2007
2008
Q1 2009

PremierWest BANCORP

Core Deposit Franchise

Total Franchise



DDA
18.9%
NOW
9.5%
MMDA
17.5%
SAV
7.8%
CDs
46.3%

Oregon Franchise



DDA
16.0%
NOW
9.6%
MMDA
21.9%
SAV
4.4%
CDs
48.1%

California Franchise



DDA
23.5%
NOW
9.3%
MMDA
10.6%
SAV
13.3%
CDs
43.3%

Cost of Funds	1.79%
Non-Int Bear Dep	0.00%
Brokered Dep	2.62%
Core Int Bearing Dep	2.01%

	Oregon ($ 000's)	%	California ($ 000's)	%	Total ($ 000's)	%
DDA	$121,107	16.0%	$112,340	23.5%	$233,447	18.9%
NOW	73,603	9.6%	44,580	9.3%	118,183	9.5%
MMDA	166,894	21.9%	50,411	10.6%	217,305	17.5%
SAV	33,454	4.4%	63,327	13.3%	96,781	7.8%
CDs	367,045	48.1%	206,551	43.3%	573,596	46.3%

PremierWest BANCORP

Data as of 3/31/09

PremierWest and Peer Margins

Net Interest Margin



6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
5.48%
6.05%
6.25%
5.72%
4.69%
4.41%
4.96%
4.98%
5.07%
4.84%
4.06%
3.68%
2004
2005
2006
2007
2008
09 Q1
PRWT
Peers

Cost of Funds



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
1.42%
1.92%
2.84%
3.26%
2.53%
0.96%
1.41%
2.25%
2.90%
2.28%
1.79%
2004
2005
2006
2007
2008
09 Q1

Yield on Loans



9.00%
8.00%
7.00%
6.00%
6.99%
7.54%
8.51%
8.55%
7.00%
6.33%
6.86%
7.48%
8.35%
8.38%
6.75%
2004
2005
2006
2007
2008
09 Q1

Note: peer group includes AMRB, AWBC, BANR, CACB, CASB, CTBK, CBBO, COLB, FTBK, HFWA, HRZB, NOVB, PCBK, STSA, TCBK, TSBK, UMPQ, WCBO, and WSFG

PremierWest BANCORP

Loan Portfolio by Region


Mid-Oregon
Region
21%
Southern Oregon
Region
43%
Sacramento
Valley Region
23%
Northern
California Region
13%

Diversified Loan Portfolio

Total Portfolio


Cons / Other
9.2%
Agricultural
3.4%
C&I
21.4%
CRE NOO
44.9%
CRE OO
21.1%

Total Loan Portfolio	$000s	%
Agricultural	$42,626	3.4%
C&I	265,305	21.4%
CRE		
Owner Occupied	261,646	21.1%
Non-Owner Occupied	556,075	44.9%
Consumer / Other	113,635	9.2%
Total (Net of Deferred Fees)	$1,239,287	100.0%

Commercial Real Estate Portfolio


Land
18.8%
OO Term
28.8%
SFR Const
5.9%
Const
7.1%
NOO Term
39.4%

CRE Portfolio	$000s	%
Owner Occupied Term	$235,199	28.8%
Non-Owner Occupied Term	322,009	39.4%
Construction	57,972	7.1%
Residential SFR 1-4 Const	48,698	5.9%
Land	153,843	18.8%
Total	$817,721	100.0%

PremierWest BANCORP

Data as of 3/31/09

Credit Quality

Note: $ in 000s	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1
Non Accrual Loans	$24,584	$40,532	$55,864	$81,178	$83,252
OREO	205	1,244	2,669	4,423	9,362
90+ Days PD	53	130	2,948	1,437	761
Total NPAs	24,842	41,906	61,481	87,038	93,375
Loan Loss Reserve	20,264	24,423	20,960	17,157	25,659
Net Charge Offs	244	4,196	8,212	27,253	2,198
NPAs / Assets	1.69%	2.81%	4.17%	5.90%	6.24%
NPLs / Loans	1.95%	3.18%	4.63%	6.62%	6.77%
LLR / Loans	1.61%	1.92%	1.65%	1.38%	2.07%
NCOs / Avg Loans	0.02%	0.33%	0.64%	2.15%	0.17%

PremierWest BANCORP

PremierWest and Peer NPAs + 90 PD / Assets



Non-Performing Assets + 90 Days PD / Total Assets
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.69%
2.47%
2.81%
4.02%
4.17%
5.29%
5.90%
8.04%
6.24%
6.34%
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
PRWT
Peers

PremierWest BANCORP

Note: peer group includes AMRB, AWBC, BANR, CACB, CASB, CTBK, CBBO, COLB, FTBK, HFWA, HRZB, NOVB, PCBK, STSA, TCBK, TSBK, UMPQ, WCBO, and WSFG

PremierWest Capital Structure & Capital Ratios

PremierWest Capital Structure

	2008 Q4	2009 Q1
Tier 1 Ratio	9.80%	12.54%
Risk Based Capital Ratio	11.05%	13.80%
TCE / TA (1)	7.42%	6.93%
BV / Share (1)	$7.51	$6.98
TBV / Share (1)	$4.42	$4.05

(1) Excluding TARP CPP Funding

PremierWest & Peer Capital Ratios



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.21%
9.46%
6.93%
6.80%
12.54%
10.56%
13.80%
12.55%
Equity / Assets
Comm Tang Equity / Tang Assets
Tier 1 Ratio
RBC Ratio
PRWT
Peers

Data as of 3/31/09

Stock Performance



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09
PremierWest Bancorp
SNL NASDAQ Bank
NASDAQ Composite
S&P 500

Liquidity: 44,034 Shares Traded Daily

PremierWest BANCORP

Yahoo Finance Data (01/01/09 to 03/31/09) Avg # trades/day

PRWT and Peer Stock Prices


60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
-100.00%
-120.00%
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
PRWT
CACB
NOVB
TCBK
UMPQ
CBBO

PremierWest BANCORP

Ownership

Institutional	9%
Directors/Exec. Officers	16%
Employee 401(K)	2%
Other Investors	73%

24.8 million shares

Data as of 6/5/09

2009 First Quarter

- Deposits $1.24 billion
- Loans $1.24 billion
- Net Interest Margin 4.41%
- Non-Performing Assets $93.3 million
- Capital Level 13.80 %
- Net Loss $3.6 million

PremierWest BANCORP

Current Developments & Action Plans

Development	Action Plan
Returning to core profitability	• Margin stabilization; balance rev. and exp. growth; make existing operations more profitable
Q1 results	• EPS of -$0.16 in Q1, net loss of $3.6 million
Managing credit quality	• Special assets group working out problem assets; selective origination
Core deposit / liquidity initiatives	• Branch acquisition and organic growth – run off brokered deposits by the end of 2009
Capital management	• $41.4 million in CPP funded on 2/13/09; when appropriate, repay
Management transition	• Jim Ford assumed CEO role in Dec 2008; thoughtful transition
Strengthen human capital	• Attracted top Executive and Senior Officer talent over the past 18 months

2009 – 2010 Plans

- Credit Quality
- Revenue Growth
- Relationship Expansion
- “Smart” Expense Management
- Liquidity - Fortress Balance Sheet
- 2 New Branches
- Retire CPP Capital When Prudent

Build a $3 Billion Financial Services Company



PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
ANDERSON
California
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Mid-Oregon Region

Rogue Valley Region

Northern California Region

Sacramento Valley Region

Mid-Oregon Region ($000s)		
Branches	10	• Deposit market share 5.9% • Home and lot inventory continues at elevated levels • Market disruption is generating additional funding opportunities in Bend / Redmond
Deposits	$177,734	
Loans	$265,785	

Rogue Valley Region ($000s)		
Branches	14	• Deposit market share 11.3% • Q1 home sales up 13% year over year • 85% of home sales at $300 K or less
Deposits	$584,369	
Loans	$592,628	

Northern California Region ($000s)		
Branches	15	• Deposit market share 5.8% • Slower growth than other parts of the territory, but steady • CD funding higher due to a few irrational community bank competitors
Deposits	$258,876	
Loans	$168,635	

Sacramento Valley Region ($000s)		
Branches	7	• Deposit market share 1.5% • 2008 building permits down to 4,000 from peak of over 21,000 • New home inventory down to 90 days • 14,000 new households forming annually; growth rate of 3 – 5%
Deposits	$218,332	
Loans	$328,145	

Loan and Deposit Data as of 3/31/09
Deposit Market Share as of 06/30/08

PremierWest BANK

Expanding Funding: Pending Branch Acquisition


New PRWT Locations
Existing PRWT Locations
OREGON
IDAHO
UNITED STATES
NEVADA
CALIFORNIA
Portland
Salem
Eugene
Medford
Boise
Reno
Carson City
Sacramento
Stockton
Modesto
San Francisco
San Jose
Fresno
Bakersfield
Las Vegas
San Diego

- Announced acquisition of 2 Wells Fargo branches with approximately $400 million in deposits
- Branches located in Grass Valley, CA and Davis, CA
- Expanded funding base increases liquidity; loan to deposit ratio drops from 100% to 74%
- Target loan to deposit ratio of approximately 80% after high-cost CDs and brokered deposits run off
- Minimal credit risk – acquiring a small amount of performing loans in the transaction (approximately $1 million in loans)
- Favorable economics
- Retain talent at branches
- Roll-off high cost CDs
- Anticipated to close in July

PremierWest BANCORP

Proposals for Action by Shareholders

PremierWest BANCORP

Proposal No. 1

Election of 11 Board Members

John L. Anhorn

John B. Dickerson

James M. Ford

Dennis N. Hoffbuhr

James L. Patterson

Rickar D. Watkins

Thomas R. Becker

John A. Duke

Richard R. Hieb

Patrick G. Huycke

Brian Pargeter

Proposal No. 2

Ratify Appointment of

Moss Adams, LLP

as Independent Public Accountants

PremierWest BANCORP

Proposal No. 3

Advisory Vote on Executive Compensation Arrangements and Policies

VOTE


PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
DAVIS
NATOMAS
ELK GROVE
GALT

PremierWest® BANCORP